Exhibit 10.27
FIRST AMENDMENT TO THE
ASSET PURCHASE AGREEMENT
BY AND AMONG
DIAKON LUTHERAN SOCIAL MINISTRIES, ET AL.
(“SELLER”)
AND
RE SELINSGROVE, LLC, ET AL.
(“BUYER”)
Dated as of February 28, 2005

FIRST AMENDMENT
     This FIRST AMENDMENT to the Asset Purchase Agreement (“First Amendment”) is made and entered into as of February 28, 2005, by and among DIAKON LUTHERAN SOCIAL MINISTRIES, TRESSLER LUTHERAN SERVICES, THE LUTHERAN WELFARE SERVICE OF NORTHEASTERN PENNSYLVANIA, INC., THE LUTHERAN HOME AT TOPTON, PENNSYLVANIA AND SUSQUEHANNA HOUSING, INC. (“Seller”) and RE SELINSGROVE, LLC, RE MIFFLIN, LLC, RE HAZLETON, LLC, RE POTTSVILLE, LLC, RE NEW BLOOMFIELD, LLC, RE MILLERSBURG, LLC and RE EVERETT, LLC, RE FROSTBURG, LLC, RE SALISBURY, LLC, (“Buyer”) AND OP SELINSGROVE, LLC, OP MIFFLIN, LLC, OP HAZLETON, LLC, OP NEW BLOOMFIELD, LLC,, OP MILLERSBURG, LLC, OP EVERETT, LLC, OP FROSTBURG, LLC AND OP SALISBURY, LLC (“BUYER’S OPERATORS).
WITNESSETH:
     WHEREAS, Seller and Buyer have entered into that certain Asset Purchase Agreement as of February 15, 2005 (“Asset Purchase Agreement”), whereby Seller agreed to sell, and Buyer agreed to purchase substantially all of the assets of certain nursing homes, assisted living facilities, and independent living facilities owned by Seller throughout Pennsylvania and Maryland, specifically identified on Exhibit “A” attached hereto; and
     WHEREAS, Seller and Buyer have found it necessary to modify certain terms of said Asset Purchase Agreement in order to clarify their further negotiations regarding the same; and
     WHEREAS, the parties desire to set forth those certain changes to the Asset Purchase Agreement in this First Amendment.
     NOW THEREFORE, for and in consideration of the premises, and the agreements, covenants, representations and warranties hereinafter set forth, and other good and valuable consideration, the receipt and adequacy of all of which are forever acknowledged and confessed, the parties hereto, intending to be legally bound hereby, agree as follows:
     1. Buyer has created an additional party to be added to the Asset Purchase Agreement as a Buyer as follows: OP Hazleton II, LLC. Said new Buyer shall be added in the introductory paragraph as one of the Buyer’s Operators and on the signature pages of the Asset Purchase Agreement and this First Amendment.
     2. Paragraph 1.3, Assumed Liabilities, of the Asset Purchase Agreement, shall hereby be amended to add the following subsection:

(vi) the Farmer’s Home Administration Mortgage (“FHA Mortgage”) on the Margaret Morne Apartments, located at Susquehanna Lutheran Village, with a concomitant credit to the Purchase Price for the amount of the mortgage assumed by the Buyer as of the Closing Date. The amortization schedule for the FHA Mortgage is attached hereto as Exhibit A. In the event that the FHA Mortgage cannot be assumed as of the Closing Date, the parties agree to negotiate an interim agreement as they work towards this goal.
     3. Paragraph 2.1, Purchase Price, at 2.1.1(a) shall be amended by deleting the word “secured” in front of the words “promissory note”.
     4. Paragraph 8.3 of said Asset Purchase Agreement, Pre-Closing Confirmations, shall hereby be amended by adding the following subsection:
8.3.5 The removal or permanent extinguishment of the right of first refusal and any other approval processes from any agreement or title requirement for the Bedford County property known as Pennknoll Village, as disclosed in Schedule 4.10 to the Asset Purchase Agreement.
     5. Paragraph 13.20 of said Asset Purchase Agreement , Incorporation by Reference, shall be hereby amended by removing the date, February 28, 2005, and substituting the new date of March 11, 2005, in its place.
     6. The parties hereto otherwise ratify and confirm all of the remaining terms of the Asset Purchase Agreement.
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     IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be executed in multiple originals by their duly authorized officers, all as of the date and year first above written. This First Amendment may be executed and delivered in multiple counterparts and each such counterpart shall be deemed an original, but all such counterparts shall together constitute one and the same First Amendment.

BUYER:	RE SELINSGROVE, LLC

By: /s/ Rosemary L. Corsetti

Name: Rosemary L. Corsetti
Title: Secretary

RE MIFFLIN, LLC

By: /s/ Rosemary L. Corsetti

Name: Rosemary L. Corsetti
Title: Secretary

RE HAZLETON, LLC

By: /s/ Rosemary L. Corsetti

Name: Rosemary L. Corsetti
Title: Secretary

RE POTTSVILLE, LLC

By: /s/ Rosemary L. Corsetti

Name: Rosemary L. Corsetti
Title: Secretary

RE NEW BLOOMFIELD, LLC

By: /s/ Rosemary L. Corsetti

Name: Rosemary L. Corsetti
Title: Secretary

RE MILLERSBURG, LLC

By: /s/ Rosemary L. Corsetti

Name: Rosemary L. Corsetti
Title: Secretary

RE EVERETT, LLC

By: /s/ Rosemary L. Corsetti

Name: Rosemary L. Corsetti
Title: Secretary

RE FROSTBURG, LLC

By: /s/ Rosemary L. Corsetti

Name: Rosemary L. Corsetti
Title: Secretary

RE SALISBURY, LLC

By: /s/ Rosemary L. Corsetti

Name: Rosemary L. Corsetti
Title: Secretary

BUYER’S OPERATORS

OP SELINSGROVE, LLC

By: /s/ Rosemary L. Corsetti

Name: Rosemary L. Corsetti
Title: Secretary

OP MIFFLIN, LLC

By: /s/ Rosemary L. Corsetti

Name: Rosemary L. Corsetti
Title: Secretary

OP HAZLETON, LLC

By: /s/ Rosemary L. Corsetti

Name: Rosemary L. Corsetti
Title: Secretary

OP HAZLETON II, LLC

By: /s/ Rosemary L. Corsetti

Name: Rosemary L. Corsetti
Title: Secretary

OP POTTSVILLE, LLC

By: /s/ Rosemary L. Corsetti

Name: Rosemary L. Corsetti
Title: Secretary

OP NEW BLOOMFIELD, LLC

By: /s/ Rosemary L. Corsetti

Name: Rosemary L. Corsetti
Title: Secretary

OP MILLERSBURG, LLC

By: /s/ Rosemary L. Corsetti

Name: Rosemary L. Corsetti
Title: Secretary

OP EVERETT, LLC

By: /s/ Rosemary L. Corsetti

Name: Rosemary L. Corsetti
Title: Secretary

OP FROSTBURG, LLC

By: /s/ Rosemary L. Corsetti

Name: Rosemary L. Corsetti
Title: Secretary

OP SALISBURY, LLC

By: /s/ Rosemary L. Corsetti

Name: Rosemary L. Corsetti
Title: Secretary

SELLER:	DIAKON LUTHERAN SOCIAL MINISTRIES

By: /s/ Daun E. McKee

Name: The Rev. Dr. Daun E. McKee
Title: President and Chief Executive Officer

TRESSLER LUTHERAN SERVICES

By: /s/ Daun E. McKee

Name: The Rev. Dr. Daun E. McKee
Title: President and Chief Executive Officer

THE LUTHERAN WELFARE SERVICE OF NORTHEASTERN PENNSYLVANIA, INC.

By: /s/ Daun E. McKee

Name: The Rev. Dr. Daun E. McKee
Title: President and Chief Executive Officer

THE LUTHERAN HOME AT TOPTON, PENNSYLVANIA

By: /s/ Daun E. McKee

Name: The Rev. Dr. Daun E. McKee
Title: President and Chief Executive Officer

SUSQUEHANNA HOUSING, INC.

By: /s/ Daun E. McKee

Name: The Rev. Dr. Daun E. McKee
Title: President and Chief Executive Officer